Exhibit 10.1

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (“Settlement Agreement” or “Agreement”) is entered into by and between TAUREN EXPLORATION, INC. (“Tauren”) and CUBIC ENERGY, INC. (“Cubic”), on the one hand (Tauren and Cubic are sometimes herein together called “Plaintiffs”)” and EXCO OPERATING COMPANY, LP (“EXCO”) and BG US PRODUCTION COMPANY, LLC (“BG”), on the other hand (EXCO and BG are sometimes herein together called “Defendants”).  The Plaintiffs and the Defendants are collectively referred to herein as the “Parties.”

RECITALS

WHEREAS, by that Purchase and Sale Agreement dated as of October 30, 2009, by and between Tauren, as seller, and EXCO, as buyer, Tauren agreed to sell to EXCO and EXCO agreed to purchase from Tauren certain oil and gas interests pertaining to lands in Caddo and DeSoto Parishes, Louisiana (such Purchase and Sale Agreement, as amended, being referred to herein as the “PSA”).

WHEREAS, subsequent to closing under the PSA, a dispute arose between Plaintiffs and Defendants concerning their respective rights and obligations under the PSA.

WHEREAS, such disputes included, among other things, a claim asserted by Plaintiffs seeking payment and compensation under the PSA and a claim by Defendants seeking offsets and deductions against Plaintiffs’ claim for payment and compensation under the PSA.

WHEREAS, Tauren and Cubic filed a lawsuit seeking an order compelling arbitration of such dispute, the lawsuit being filed in the 298th Judicial District Court of Dallas County, Texas under Cause No. DC-11-12425, and styled Tauren Exploration, Inc. and Cubic Energy, Inc. v. EXCO Operating Company, LP and BG US Production Company LLC (the “Lawsuit”).

WHEREAS, the 298th District Court ordered that the dispute be referred to arbitration and the Parties thereafter participated in an arbitration hearing pursuant to the Court’s order (the “Arbitration”), to which proceeding EXCO and BG objected, and on March 9, 2012 a majority of the arbitration panel issued a “Report and Award of Arbitration Panel” in favor of Tauren and Cubic.

WHEREAS, EXCO and BG thereafter filed a motion in the Lawsuit to vacate that award and Tauren and Cubic thereafter filed a motion in the Lawsuit to confirm that award.

WHEREAS, on June 13, 2012, the 298th District Court issued an “Order Confirming Arbitration Award” in the Lawsuit.

WHEREAS, on July 3, 2012, EXCO and BG filed a Notice of Appeal in the Lawsuit.

WHEREAS, on July 27, 2012, a majority of the arbitration panel issued an “Award of Attorneys’ Fees and Costs by Arbitration Panel” in favor of Tauren and Cubic.

WHEREAS, on July 27, 2012, Tauren and Cubic filed a “Second Amended Motion to Confirm Arbitration Award and for Entry of Judgment” in the Lawsuit, which motion was opposed by EXCO and BG.

WHEREAS, on September 12, 2012, a Final Judgment was signed by the 298th District Court in the Lawsuit.

WHEREAS, disputes and controversies exist between the Parties and the Parties desire to fully and finally compromise and settle all of the claims, matters, disputes and causes of action described below and to enter into certain agreements between them as set out below.

WHEREAS, in order to avoid the cost, uncertainty and inconvenience of further litigation, and to compromise and settle disputed claims, the Plaintiffs and the Defendants have agreed to resolve the Lawsuit and the matters described herein pursuant to the terms of this Agreement.

AGREEMENT

1.                                      Definitions

1.1                               In this Agreement, the phrase “Deferred Purchase Price” shall have the same meaning as in the PSA.

2.                                      Application of Drilling Credits and Deferred Purchase Price.

2.1                               Within five (5) business days after the full execution of this Agreement by all Parties, EXCO and BG shall:

a.                                      Apply drilling credits in favor of Cubic in accordance with Schedule I attached hereto and made a part hereof (sometimes referred to herein as the “Drilling Credits”) and place Cubic in consent status with regard to the Rye and McDonnell wells retroactively and through September 15, 2012;

b.                                      Pay to Tauren the total amount of $2,871,255.00 (same being the total monetary payment to be received by Tauren from EXCO and BG collectively under this Agreement);

c.                                       Pay to RBC Capital Markets Corporation the total amount of $400,000.00 (being the total monetary payment to be paid to RBC Capital Markets Corporation by EXCO and BG);

d.                                      Pay to Cubic the total amount of $12,179,853.40 (same being the total monetary payment to be received by Cubic from EXCO and BG collectively under this Agreement), of which amount $9,134,890.05 shall be paid direct to Wells Fargo Energy Capital, Inc. (“Wells Fargo”) and $3,044,963.35 shall be paid direct to Cubic.

2.2                               The payments of the amounts described above to Tauren, RBC Capital Markets Corporation, Cubic and Wells Fargo (collectively referred to herein as the “Settlement Payments”) shall be made by check or wire transfer in accordance with wiring instructions to be furnished by Cubic and Tauren.  If payment is made by check, the check(s) to Cubic and Wells Fargo shall be delivered to the office of Cubic’s counsel and the other checks shall be delivered to the offices of Tauren’s counsel within five (5) business days after the full execution of this Agreement by all Parties.

2.3                               Tauren and Cubic hereby agree that upon application of the above-described Drilling Credits and their receipt of their respective Settlement Payments: (i) Tauren and Cubic will have received full payment of the Deferred Purchase Price under the PSA and there will be no remaining unpaid balance of the Deferred Purchase Price or remaining Drilling Credits under the PSA; (ii) there will be no remaining or further amount of money owed to Tauren or Cubic under the PSA; (iii) Tauren and Cubic waive any claim for any additional consideration, compensation, damages or payment under the PSA; (iv) Cubic will have received full payment of all net proceeds allocable through September 15, 2012 to Cubic with respect to the Rye 34-1 well and the O McDonnell 8-1 well; and (v) the Releases given in Section 4 below will become effective.  Defendants hereby represent and warrant that the Settlement Payment to Cubic set forth in Section 2.1(d) includes the full amount of net proceeds allocable through September 15, 2012 to Cubic with respect to the Rye 34-1 well and the O McDonnell 8-1 well that is attributable to Cubic’s interest through that date and was calculated in the same manner as and proportionate to proceeds paid through that date to all other working interest owners.

3.                                      Release of the Judgment and Dismissal of the Appeal

Defendants hereby authorize their counsel to sign the Appellants’ Unopposed Motion to Dismiss Appeal, a copy of which is attached hereto and incorporated herein as Exhibit A. Defendants’ counsel shall submit said Motion to Dismiss Appeal to the Dallas Court of Appeals for action thereon no later than five (5) business days after the above-described Drilling Credits have been applied; the above-described Settlement Payments have been delivered to Tauren and Cubic; and a fully signed copy of the above-referenced Settlement Agreement has been received by Defendants’ counsel. Plaintiffs shall sign the Release and Satisfaction of Judgment, a copy of which is attached hereto as Exhibit B and shall deliver a fully signed original of Exhibit B to Defendants’ counsel at or before the time that Plaintiffs sign this Agreement. Defendants and their counsel may file the Release and Satisfaction of Judgment at any time after the above-referenced Motion to Dismiss Appeal has been filed with the Dallas Court of Appeals. Plaintiffs hereby represent and warrant that no abstract of the Final Judgment in the Lawsuit has been filed or recorded in any jurisdiction and that no actions or procedures have been initiated to collect or enforce that Final Judgment.

4.                                      Mutual Releases

4.1                               Plaintiffs’ Release of Defendants

PLAINTIFFS FULLY RELEASE AND FOREVER DISCHARGE WITH PREJUDICE DEFENDANTS (AND ALL OF THEIR PREDECESSORS, SUCCESSORS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, ASSIGNS, OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, MEMBERS, MANAGERS, EMPLOYEES, AGENTS, ATTORNEYS AND INSURERS AND ANY OTHER PERSON OR ENTITY WHO OR WHICH MAY BE LIABLE THROUGH EITHER OF THEM) FROM ANY AND ALL CLAIMS, ACTIONS, CAUSES OF ACTION, APPEALS, SUITS, RIGHTS, OBLIGATIONS, DAMAGES, LOSSES, CHARGES, DEBTS, LIABILITIES, AND DEMANDS WHATSOEVER, WHETHER FORESEEN OR UNFORESEEN, KNOWN OR UNKNOWN, DISCLOSED OR UNDISCLOSED, MATURED OR UNMATURED, IN LAW, EQUITY OR OTHERWISE, DIRECTLY OR INDIRECTLY BASED ON, RELATED TO, CAUSED BY OR ARISING FROM ANY OF THE MATTERS, RELATIONSHIPS, TRANSACTIONS, FACTS, OCCURRENCES, CIRCUMSTANCES, REPRESENTATIONS, ACTS, OMISSIONS AND EVENTS GIVING RISE TO THE ARBITRATION INCLUDING, WITHOUT LIMITATION: (i) ANY CLAIMS THAT WERE OR COULD HAVE BEEN ASSERTED, PRESENTED OR SUBMITTED IN THE ARBITRATION; (ii) ANY CLAIMS THAT WERE WITHDRAWN FROM THE ARBITRATION (INCLUDING TORT CLAIMS OF TAUREN AND/OR CUBIC AGAINST EXCO AND/OR BG); (iii) ANY CLAIMS THAT WERE ADDRESSED IN, DETERMINED IN OR DECIDED IN THE MARCH 9, 2012 REPORT AND AWARD OF ARBITRATION PANEL; AND (iv) ANY CLAIMS THAT WERE ADDRESSED IN, DETERMINED IN OR DECIDED IN THE JULY 27, 2012 AWARD OF ATTORNEYS’ FEES AND COSTS BY ARBITRATION PANEL. NOTWITHSTANDING THE PROVISIONS IN THIS PARAGRAPH, THE PARTIES UNDERSTAND AND AGREE THAT THE RELEASES GIVEN IN THIS PARAGRAPH DO NOT INCLUDE OR COVER ANY LIABILITIES ARISING FROM CLAIMS ASSERTED BY MINERAL LESSORS OWNING PROPERTY WITHIN ANY OF THE UNITS FOR THE WELLS MADE THE BASIS OF THAT LAWSUIT NOW PENDING IN THE 1ST JUDICIAL DISTRICT COURT OF CADDO PARISH, LOUISIANA UNDER CAUSE NO. 541-768:A AND STYLED “GLORIA’S RANCH, LLC V. TAUREN EXPLORATION, INC. ET AL” (EXCEPT THAT THE RELEASES GIVEN IN THIS PARAGRAPH DO INCLUDE AND COVER THOSE CLAIMS AND RIGHTS ADJUDICATED IN THE ARBITRATION).

4.2                               Defendants’ Release of Plaintiffs

DEFENDANTS FULLY RELEASE AND FOREVER DISCHARGE WITH PREJUDICE PLAINTIFFS (AND ALL OF THEIR PREDECESSORS, SUCCESSORS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, ASSIGNS, OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, MEMBERS, MANAGERS, EMPLOYEES, AGENTS, ATTORNEYS AND INSURERS AND ANY OTHER PERSON OR ENTITY WHO OR WHICH MAY BE LIABLE THROUGH EITHER OF THEM) FROM ANY AND ALL CLAIMS, ACTIONS, CAUSES OF ACTION, APPEALS, SUITS, RIGHTS, OBLIGATIONS, DAMAGES, LOSSES, CHARGES, DEBTS, LIABILITIES, AND DEMANDS WHATSOEVER, WHETHER FORESEEN OR UNFORESEEN, KNOWN OR UNKNOWN, DISCLOSED OR UNDISCLOSED, MATURED OR UNMATURED, IN LAW, EQUITY OR OTHERWISE, DIRECTLY OR INDIRECTLY BASED ON, RELATED TO, CAUSED BY OR ARISING FROM ANY OF THE MATTERS, RELATIONSHIPS, TRANSACTIONS, FACTS, OCCURRENCES, CIRCUMSTANCES, REPRESENTATIONS, ACTS, OMISSIONS AND EVENTS GIVING RISE TO THE ARBITRATION INCLUDING, WITHOUT LIMITATION: (i) ANY CLAIMS THAT WERE OR COULD HAVE BEEN ASSERTED, PRESENTED OR SUBMITTED IN THE ARBITRATION; (ii) ANY CLAIMS THAT WERE WITHDRAWN FROM THE ARBITRATION (INCLUDING TORT CLAIMS OF TAUREN AND/OR CUBIC AGAINST EXCO AND/OR BG); (iii) ANY CLAIMS THAT WERE ADDRESSED IN, DETERMINED IN OR DECIDED IN THE MARCH 9, 2012 REPORT AND AWARD OF ARBITRATION PANEL; AND (iv) ANY CLAIMS THAT WERE ADDRESSED IN, DETERMINED IN OR DECIDED IN THE JULY 27, 2012 AWARD OF ATTORNEYS’ FEES AND COSTS BY ARBITRATION PANEL. NOTWITHSTANDING THE PROVISIONS IN THIS PARAGRAPH, THE PARTIES UNDERSTAND AND AGREE THAT THE RELEASES GIVEN IN THIS PARAGRAPH DO NOT INCLUDE OR COVER ANY LIABILITIES ARISING FROM CLAIMS ASSERTED BY MINERAL LESSORS OWNING PROPERTY WITHIN ANY OF THE UNITS FOR THE WELLS MADE THE BASIS OF THAT LAWSUIT NOW PENDING IN THE 1ST JUDICIAL DISTRICT COURT OF CADDO PARISH, LOUISIANA UNDER CAUSE NO. 541-768:A AND STYLED “GLORIA’S RANCH, LLC V. TAUREN EXPLORATION, INC. ET AL” (EXCEPT THAT THE RELEASES GIVEN IN THIS PARAGRAPH DO INCLUDE AND COVER THOSE CLAIMS AND RIGHTS ADJUDICATED IN THE ARBITRATION).

4.3                               Covenants Not to Sue

Each Party agrees and covenants not to sue any person or entity that it has released in this Agreement on any claim that it has released in this Agreement.

5.                                      Limitation on Disclosure

Except to the extent otherwise required by applicable law, regulation or rule, the Parties shall not disclose the specific terms of this Agreement to, or file a copy of this Agreement with, any person or entity.  The Parties shall not otherwise comment on or discuss the terms of this

Agreement with any person or entity (including, but not limited to, the general public via mailings, postings, publications on the internet or otherwise, the media, financial analysts, auditors, investors, consultants, suppliers, vendors, business associates, or agents and/or representatives of any of the foregoing) except that the Parties may comment on or discuss the terms of this Agreement: (1) with their own officers, directors and employees; (2) with their accountants, auditors, financial advisors and legal advisors to the extent necessary to render tax, accounting, financial or legal advice; (3) in response to a court order; or (4) to the extent necessary to enforce this Agreement by legal process or in order to comply with this Agreement.  The Parties agree that this paragraph is a material and substantial term of this Agreement.

6.                                      Authority and Requisite Approvals

Each of the Parties represents and warrants with respect only to itself that (1) its authorized representative(s) has read and fully understands this Agreement, (2) all corporate, partner, member or other approvals necessary to authorize it to enter into this Agreement have been obtained, (3) it is fully authorized to make this Agreement and, if applicable, to bind to the terms and conditions contained in this Agreement those persons and entities on whose behalf it purports to act, (4) the representative signing this Agreement on its behalf is duly authorized to execute this Agreement on its behalf in the capacity identified below, and (5) this Agreement is its binding and enforceable obligation.

7.                                      Notices

All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed given if (a) delivered personally, (b) sent by nationally recognized, overnight courier, (c) mailed by certified mail (return receipt requested), with postage prepaid, or (d) sent by facsimile (followed by a copy sent by courier or certified mail) to the Parties at the following addresses:

To	Tauren Exploration, Inc.
9870 Plano Road
Dallas, TX 75232
Attn: Calvin A. Wallen, III
(972) 681-9687 — FAX

With a copy to:

Barry F. Cannaday
SNR DENTON
2000 McKinney Avenue, Suite 1900
Dallas, TX 75201-1858
(214) 259-1855 — Telephone
(214) 259-0910 — FAX
barry.cannaday@snrdenton.com

To	Cubic Energy, Inc.
9870 Plano Road
Dallas, TX 75238
Attn: Calvin A. Wallen, III
(972) 681-9687 — FAX

With a copy to:

Mary L. O’Connor
Michelle Ann Brown Reed
AKIN GUMP STRAUSS HAUER & FELD LLP
1700 Pacific Avenue, Suite 4100
Dallas, TX 75201-4675
(214) 969-2800 — Telephone
(214) 969-4343 — FAX
moconnor@akingump.com
mreed@akingump.com

To	EXCO Operating Company, LP
Attn: William L. “Lanny” Boeing
12377 Merit Drive
Suite 1700, LB 82
Dallas, TX 75251
(214) 368-2087 — FAX

With a copy to:

James S. Robertson, III
GLAST, PHILLIPS & MURRAY, P.C.
14801 Quorum Drive, Suite 500
Dallas, TX 75254-1449
972/419-7136
972/419-8329 — Telecopier
jrobertson@gpm-law.com

To:	BG US Production Company, LLC
Attn: Christopher W. Migura
BG Group Place
811 Main Street, Suite 3400
Houston, TX 77002

With a copy to:

James S. Robertson, III
GLAST, PHILLIPS & MURRAY, P.C.
14801 Quorum Drive, Suite 500
Dallas, TX 75254-1449
972/419-7136
972/419-8329 — Telecopier
jrobertson@gpm-law.com

8.                                      Counterparts

This Agreement may be signed in any number of counterparts or copies or on separate signature pages or by facsimile transmission, which when taken together shall be deemed to be an original for all purposes.

9.                                      No Duty

None of the Parties are relying upon a legal duty, even if one might allegedly exist, on the part of any other Party (or such other Party’s employees, agents, representatives, or attorneys) to disclose any information in connection with the execution of this Agreement or its preparation; it is expressly understood and agreed that any lack of information on the part of any Party is not a ground for challenging this Agreement.

10.                               Basis For Parties’ Understanding of The Agreement

10.1                        Each Party Relying on Own Judgment

It is understood and agreed that the Parties hereto have carefully reviewed this Agreement, that they fully understand its terms, that they sought and obtained independent legal advice with respect to the negotiation and preparation of this Agreement, that this Agreement has been negotiated and prepared by the joint efforts of the respective attorneys for each of the Parties, and that the Parties have relied wholly upon their own judgment and knowledge (and the advice of their respective attorneys) in entering into this Agreement.

10.2                        No Reliance on Representations or Assumed Facts

THE PARTIES ALSO ACKNOWLEDGE THE CONTESTED AND ADVERSARIAL NATURE OF THE LAWSUIT, THE ARBITRATION AND THE UNDERLYING DISPUTES IN THOSE PROCEEDINGS, AND STIPULATE THAT IN EXECUTING THIS AGREEMENT THEY ARE NOT RELYING ON ANY REPRESENTATION BY ANY OTHER PARTY OR ITS AGENTS, REPRESENTATIVES OR ATTORNEYS, WITH REGARD TO (1) FACTS UNDERLYING THE LAWSUIT OR FACTS UNDERLYING THE ARBITRATION, (2) THE SUBJECT MATTER OR EFFECT OF THIS AGREEMENT AND (3) ANY OTHER FACTS

OR ISSUES WHICH MIGHT BE DEEMED MATERIAL TO THE DECISION TO ENTER INTO THIS AGREEMENT, OTHER THAN THOSE TERMS AND PROVISIONS SPECIFICALLY SET FORTH IN THIS AGREEMENT.

11.                               Section Numbers and Headings

Section numbers and section titles have been set forth herein for convenience only, and they shall not be construed to limit or extend the meaning or interpretation of any part of this Agreement.

12.                               Governing Law

This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of Texas without regard to its conflict of law principles.

13.                               No Admission of Fault

This Agreement, the monies paid and other consideration given by any Party under this Agreement shall NOT constitute an admission of fault, wrongdoing or liability.

14.                               Prevailing Party

In the event of any dispute that results in a proceeding to construe or enforce any provision of this Agreement or that results in a proceeding arising out of any alleged breach of this Agreement, the prevailing Party may recover from the non-prevailing party reasonable attorneys’ fees and other costs incurred (in addition to all other amounts and relief to which such party may be entitled to recover).

15.                               No Strict Construction

The language used in this Agreement is chosen jointly by the Parties to express their mutual intent and no rule of construction will be applied against any Party, including any rule of draftsmanship.  The Parties hereby expressly agree that any uncertainty or ambiguity existing herein shall not be interpreted against any of them.  Except as expressly limited by this paragraph, all of the applicable rules of interpretation of contracts shall govern the interpretation of any uncertainty or ambiguity.  The term “including” as used in this Agreement is used to list items by way of example and shall not be deemed to constitute a limitation of any term or provision contained herein.

16.                               Attorneys’ Fees, Expenses and Court Costs

Each party to this Agreement shall bear its own attorneys’ fees, costs and expenses with regard to and in connection with the Arbitration and the Lawsuit, and each party to this

Agreement waives any claims for attorneys’ fees, costs, expenses and interest with regard to the Arbitration and the Lawsuit.

17.                               Bankruptcy

The Parties agree and acknowledge that this Agreement shall be binding on the Parties even if one or more of them shall become Debtors in a bankruptcy proceeding.  To the extent permitted by applicable law, this Agreement shall bind any trustee or representative appointed for a Debtor’s estate.  Such binding effect is an integral part of this Agreement.

18.                               Forum Selection and Mandatory Venue

The Parties acknowledge and agree that any and all lawsuits arising from this Agreement, or the obligations contained herein, shall be brought only in a federal or state court in Dallas County, Texas.

19.                               Prior Agreements Superseded

It is understood and agreed that this Agreement contains the entire agreement between the Parties regarding the subject matter of this Agreement and supersedes any and all prior agreements, arrangements, or understandings between the Parties regarding any of the subject matter of this Agreement. No oral understandings, statements, promises or inducements contrary to the terms of this Agreement exist.  For the avoidance of doubt, this Agreement does not supersede any Joint Operating Agreement or other contract or agreement regarding the ongoing operation of wells in which the Parties, or any of them, participate.

20.                               Invalidity

If any term or provision of this Agreement shall be determined to be unenforceable or invalid or illegal in any respect, the unenforceability, invalidity or illegality shall not affect any other term or provision of this Agreement, but this Agreement shall be construed as if such unenforceable, invalid or illegal term or provision had never been contained herein.

21.                               Non-Assignment of Claims

Each Party hereby represents and warrants that it is the sole owner of all of the claims and causes of action being released by such Party herein and that no portion of any claim being released pursuant to this Agreement has been assigned or conveyed to any other person, party or entity.  The Parties further agree that the obligations imposed by this Agreement are not assignable.

22.                               Taxes

The Parties understand and agree that none of the Parties or their attorneys have made any representations or warranties regarding the taxability or non-taxability of any of the consideration exchanged pursuant to this Agreement.

23.                               No Oral Modifications

This Agreement may not be modified, amended or terminated orally.  No modification, amendment or termination, or any waiver of any of the provisions of this Agreement, shall be binding unless same is in writing and signed by the person against whom such modification, amendment, waiver or termination is sought to be enforced.

24.                               No Waiver

The failure of any of the Parties to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way affect the validity of this Agreement or any part thereof or any right of any person thereafter to enforce each and every provision.  No waiver of any breach of this Agreement shall be held to constitute a waiver of any other breach.

25.                               Execution of Necessary Documents

The Parties further covenant and agree to execute any and all documents reasonably necessary to effectuate the provisions of this Agreement.

[SIGNATURES ON FOLLOWING PAGES]

AGREED AND ACCEPTED:

TAUREN EXPLORATION, INC.,
a Texas corporation

		By:	/s/ Calvin A. Wallen, III
Calvin A. Wallen, III, President

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This Agreement was acknowledged before me on Oct. 1, 2012, by Calvin A. Wallen, III, President of TAUREN EXPLORATION, INC., a Texas corporation, on behalf of said corporation.

/s/ Donna Luedtke
Notary Public, State of Texas
My Commission Expires:	1-26-2015

AGREED AND ACCEPTED:

CUBIC ENERGY, INC.,
a Texas corporation

		By:	/s/ Calvin A. Wallen, III
Calvin A. Wallen, III, President

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This Agreement was acknowledged before me on Oct. 1, 2012, by Calvin A. Wallen, III, President of CUBIC ENERGY, INC., a Texas corporation, on behalf of said corporation.

/s/ Donna Luedtke
Notary Public, State of Texas
My Commission Expires:	1-26-2015

AGREED AND ACCEPTED:

EXCO OPERATING COMPANY, LP,
a Delaware limited partnership

		By:	EXCO PARTNERS OLP GP, LLC,
a Delaware limited liability company
Its General Partner

			By:	/s/ Stephen F. Smith
				Printed Name:	Stephen F. Smith
				Title:	President

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This Agreement was acknowledged before me September 28, 2012, by Stephen F. Smith, President of EXCO PARTNERS OLP GP, LLC, a Delaware limited liability company and General Partner of EXCO OPERATING COMPANY, LP, a Delaware limited partnership, on behalf of said limited liability company and limited partnership.

/s/ Nancy DeVinney
Notary Public, State of Texas
My Commission Expires:	8-31-2006

AGREED AND ACCEPTED:

BG US PRODUCTION COMPANY, LLC,
a Delaware limited liability company

		By:	/s/ Ernst Den Hartigh
			Printed Name:	Ernst Den Hartigh
			Title:	Vice President

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This Agreement was acknowledged before me October 2, 2012, by Ernst Den Hartigh, Vice President of BG US PRODUCTION COMPANY, LLC, a Delaware limited liability company, on behalf of said limited liability company.

/s/ Betriz Boyne
Notary Public, State of Texas
My Commission Expires:	June 2, 2013

SCHEDULE I

	Rye 34-1 Well	Capex	$4,030,370.24
		OPERATING COSTS	$53,405.11
		LHC	$76,133.52
	O McDonnell 8-1	Capex	$3,335,745.88
		OPERATING COSTS	$33,615.02
(11-AR-2135)		Buffington UMI Lawsuit	$1,070.65
(12-AR-2179)		Coleman 4-1	$1,876.13
(12-AR-2179)		Buffington UMI Lawsuit	$120.05
(01-AR-2582)		Buffington UMI Lawsuit	$1,903.65
(03-AR-2638)		Buffington UMI Lawsuit	$685.61
(03-AR-2638)		Billingsley V Exco Lawsuit	$345.45
(04-AR-2813)		Billingsley V Exco Lawsuit	$643.93
(04-AR-2813)		Remaining Outstanding Balance	$65,071.31
(05-AR-2863)		Buffington UMI Lawsuit	$552.73
(05-AR-2863)		Billingsley V Exco Lawsuit	$848.68
(05-AR-2863)		Remaining Outstanding Balance	$63,893.00
(06-AR-3065)		Billingsley V Exco Lawsuit	$69.09
(06-AR-3065)		Remaining Outstanding Balance	$41,713.59
(07-AR-3034)		Billingsley V Exco Lawsuit	$117.80
(07-AR-3034)		Remaining Outstanding Balance	$(16,032.84)
(08-AR-2808)		Remaining Outstanding Balance	$150.56
(08-AR-3122)		Remaining Outstanding Balance	$161,086.35
Total Credits To Cubic			$7,853,385.51